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                                                                   EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

       We consent to the incorporation by reference in this Registration Statement of Photronics, Inc. on Form S-8 of our report dated December 7, 2001 (December 12, 2001 as to Note 17), appearing in the Annual Report on Form 10-K of Photronics, Inc. for the year ended October 31, 2001.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Hartford, Connecticut
April 22, 2002